Exhibit 99.2 Q4 & FY 2018 Financial Results January 30, 2019

Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to our 2019 financial projections, which include net sales, net sales excluding FX, Adjusted EBIT, depreciation and amortization, Adjusted EBITDA, interest expense, tax rate, as adjusted, Diluted adjusted EPS, free cash flow, capital expenditures, diluted shares outstanding, contributions from acquisitions, FX impacts, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, Adjusted Net Income, Diluted adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA, Adjusted EBIT and Diluted adjusted EPS consist of EBITDA, EBIT and Diluted EPS, respectively, adjusted for (i) certain non-cash items included within net income, (ii) certain items Axalta does not believe are indicative of ongoing operating performance or (iii) certain nonrecurring, unusual or infrequent items that have not occurred within the last two years or we believe are not reasonably likely to recur within the next two years. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Adjusted net income shows the adjusted value of net income attributable to controlling interests after removing the items that are determined by management to be items that we do not consider indicative of our ongoing operating performance unusual or nonrecurring in nature. Our use of the terms net sales excluding FX, Adjusted Net Income, Diluted adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, Adjusted Net Income, Diluted adjusted EPS, EBITDA, Adjusted EBITDA , EBIT, Adjusted EBIT and Free Cash Flow should not be considered as alternatives to net sales, net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, Adjusted Net Income, Diluted adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, Diluted adjusted EPS, Adjusted EBITDA, Adjusted EBIT, Free Cash Flow or tax rate, as adjusted, on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our GAAP results. Constant Currency Constant currency or ex-FX percentages are calculated by excluding the change in average exchange rates between the current and comparable period by currency denomination exposure of the comparable period amount. Segment Financial Measures Our primary measure of segment operating performance, as determined in accordance with GAAP, is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. A reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not required. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. Rounding Due to rounding the tables presented may not foot. PROPRIETARY 2

Q4 & Full Year 2018 Highlights ▪ Q4 2018 financial results ▪ Net sales of $1,158 million down 0.6% YoY; growth of 2.7% ex-FX driven by price and mix improvement ▪ Net income (attributable to Axalta) of $75 million vs. a loss of $62 million in Q4 2017; Adjusted net income of $80 million vs. $90 million in Q4 2017 ▪ Adjusted EBITDA of $235 million, a 4.3% decline vs. $245 million in Q4 2017 ▪ FY 2018 financial results ▪ Net sales of $4,670 million up 7.3% YoY; 6.7% ex-FX impact, driven by acquisition contribution and price and mix benefits ▪ Net income (attributable to Axalta) of $207 million vs. $37 million in 2017; Adjusted net income of $310 million vs. $294 million in 2017 ▪ Increase due to the absence of restructuring charges, Venezuela deconsolidation and US tax reform impacts in the prior year ▪ Adjusted EBITDA of $937 million, 5.9% growth vs. $885 million in 2017 ▪ Adjusted EBITDA near the low end of original range provided in February 2018, including incremental FX headwinds and higher inflation than planned PROPRIETARY 3

Q4 & Full Year 2018 Highlights (cont'd) ▪ Quarterly end-market observations ▪ Refinish: Strong price-mix outcome ▪ Industrial: Ongoing organic growth, strong price-mix ▪ Light Vehicle: Growth in North America; price-mix turned positive; pressure from slowing economy in China and Europe evident ▪ Commercial Vehicle: Strong Americas truck; lower demand in EMEA and Asia Pacific ▪ Balance Sheet & cash flows ▪ Operating cash flow of $496 million in 2018 versus $540 million in 2017 ▪ Free cash flow of $362 million in 2018 versus $415 million in 2017 ▪ Net leverage ratio down to 3.4x in Q4 2018 from 3.5x in Q3 2018 ▪ Monetized existing cross-currency swap; executed new cross-currency swap at favorable pricing on $475 million of principal ▪ Capital deployment ▪ $254 million worth of share repurchases in 2018 (average price of $27.95); $106 million repurchased in Q4 ▪ $110 million used for M&A in 2018 PROPRIETARY 4

Q4 Consolidated Results Financial Performance Commentary Q4 % Change Low single-digit ex-FX net sales growth ($ in million) 2018 2017 Incl. FX Excl. FX driven by solid price-mix gains Performance 758 732 3.4% 6.4% ▪ Continued price momentum in Refinish Transportation 401 433 (7.4)% (3.7)% and Industrial; Light Vehicle pricing Net Sales 1,158 1,165 (0.6)% 2.7 % beginning to see early evidence of (1) improvement with more expected in Net Income (loss) 75 (62) 2019 Adjusted EBITDA 235 245 (4.3)% (1) Represents Net Income (loss) attributable to controlling interests ▪ Modest benefits from acquisitions ▪ Volume declines in Transportation and Net Sales Variance Refinish offset partly by ongoing (2.1)% 4.4% (3.3)% 0.4% (0.6)% Industrial growth ▪ Unfavorable currency impact driven by Euro and emerging markets currencies $1,165 $1,158 Q4 2017 Volume Price FX Acq. Q4 2018 PROPRIETARY 5

Q4 Performance Coatings Results Financial Performance Commentary Q4 % Change Net sales growth ex-FX driven by strong ($ in million) 2018 2017 Incl. FX Excl. FX price-mix improvement Refinish 454 440 3.1% 6.3% ▪ Continued price contribution across both Industrial 304 292 3.9% 6.6% end-markets and benefiting all regions Net Sales 758 732 3.4% 6.4% ▪ Modest benefit from recent Refinish Adjusted EBITDA 172 165 4.1% acquisitions % margin 22.7% 22.6% ▪ Refinish volume slightly down, partially offset by growth in Industrial in nearly all markets Net Sales Variance ▪ Currency headwind driven by Euro and (0.7)% 6.5% (3.0)% 0.6% 3.4% multiple emerging markets currencies $758 Adjusted EBITDA margin up modestly ▪ Margin improvement driven by positive $732 price and mix benefits offsetting input cost inflation Q4 2017 Volume Price FX Acq. Q4 2018 PROPRIETARY 6

Q4 Transportation Coatings Results Financial Performance Commentary Q4 % Change Net sales down moderately ex-FX with ($ in million) 2018 2017 Incl. FX Excl. FX volume declines offsetting average price Light Vehicle 312 339 (7.9)% (3.9)% and mix benefits Commercial Vehicle 89 94 (5.5)% (3.3)% ▪ Volume declines outside of North Net Sales 401 433 (7.4)% (3.7)% America in Light Vehicle; strong growth in North America in Commercial Vehicle Adjusted EBITDA 63 80 (21.6)% % margin 15.7% 18.5% ▪ Currency headwind across all regions driven by Euro and emerging markets currencies Net Sales Variance ▪ Beginning to see the benefit of pricing (4.5)% 0.8% (3.7)% 0.0% (7.4)% actions $433 Lower Adjusted EBITDA margin ▪ Margin impact primarily from cost $401 inflation and lower volumes; cost recapture efforts beginning to favorably offset Q4 2017 Volume Price FX Acq. Q4 2018 PROPRIETARY 7

FY Consolidated Results Financial Performance Commentary FY % Change Solid net sales growth including ($ in million) 2018 2017 Incl. FX Excl. FX acquisition contribution, favorable price- Performance 3,026 2,675 13.1% 12.0 % mix, and modest volume growth Transportation 1,644 1,678 (2.0)% (1.9)% ▪ Strong net sales growth including Net Sales 4,670 4,353 7.3% 6.7 % acquisitions in Industrial completed in 2017 Net Income (1) 207 37 ▪ Pricing driven by Performance to largely offset inflation, lowered by on-going price- Adjusted EBITDA 937 885 5.9 % cost gap in Transportation (1) Represents Net Income attributable to controlling interests ▪ Volume growth led by Performance; notable Net Sales Variance growth across the Industrial end-market 0.6% 2.6% 0.6% 3.5% 7.3% ▪ Currency tailwind driven by strong Euro and RMB in 1H 2018; global FX headwinds $4,670 returned in 2H $4,353 2017 Volume Price FX Acq. 2018 PROPRIETARY 8

Debt and Liquidity Summary

Capitalization

($ in millions)	Interest	@ 12/31/2018		Maturity
Cash and Cash Equivalents		$	694	
Debt:				
Revolver ($400 million capacity)	Variable		-	2021
First Lien Term Loan (USD)	Variable		2,386	2024
Total Senior Secured Debt		**$**	**2,386**	
Senior Unsecured Notes (USD)	Fixed		491	2024
Senior Unsecured Notes (EUR)(1)	Fixed		378	2024
Senior Unsecured Notes (EUR)(1)	Fixed		507	2025
Capital Leases			58	
Other Borrowings			45	
Total Debt		**$**	**3,864**	
Total Net Debt (2)		**$**	**3,170**	
Full Year Adjusted EBITDA		$	937	
Total Net Leverage (3)			**3.4**	**x**

(1) Assumes exchange rate of $1.138 USD/Euro

(2) Total Net Debt = Total Debt minus Cash and Cash Equivalents

(3) Total Net Leverage = Total Net Debt / Full Year Adjusted EBITDA

Comments

- **Net leverage slightly lower vs. Q3 2018 due to:**
  - Higher Cash Position
  - Modestly lower Euro
  - Partially offset by lower LTM Adjusted EBITDA
- **Completed recouponing of hedge transaction in Q4**
  - Realized $23 million in proceeds from our swap position monetization
  - Reduced our effective fixed rate from ~1.95% to ~1.44% on $475 million of principal of term loan
- **Long term debt interest rates are 72% effectively fixed**
  - $850 million of term loan debt protected from rising interest rates with 3 month USD LIBOR capped at 1.5%
  - $475 million of term loan debt is swapped to Euro/Fixed rate of ~1.44%

PROPRIETARY 9 AXALTA COATING SYSTEMS

Comments on 2019 Guidance

($ millions)	2018A	2019E
Net Sales	+7.3%	~1-2%
Net Sales, ex FX	+6.7%	~2-3%
Adjusted EBIT	$534	$560-610
Diluted adjusted EPS	$1.28	$1.30-1.50
D&A	$369	~$375
Adjusted EBITDA	$937	$950-1,000
Interest Expense	$160	~$165
Tax Rate, As Adjusted	17.3%	20-22%
Diluted Shares (millions)	243	~239
Capex	$143	~$160
Free Cash Flow	$362	$430-470

Comments on 2019 Guidance

- Net sales growth largely in Performance Coatings, improved price-mix across all end-markets
- 2018 net sales included 3.5% acquisition contribution while minimal assumed in 2019
- FX headwind of ~1-2% anticipated
- Accelerated depreciation of ~$25 million from Belgian plant closure increasing depreciation in 2019
- Adjusted EBITDA growth from organic volume growth and improved price/mix
- No share repurchases assumed in 2019 diluted share guidance
- Tax rate (as adjusted) up due to earnings mix, incremental impact of US tax reform; excludes more favorable stock-based compensation benefits which impacted 2018 by ~200 Bps
- Free Cash Flow improvement due to earnings growth and reduced customer investments

PROPRIETARY
10
AXALTA COATING SYSTEMS

Appendix

Full Year 2019 Assumptions Macroeconomic Assumptions Currency Assumptions ▪ Global GDP growth of ~2.9% 2018 2019 USD % Impact Currency % Axalta 2018 Average Average of FX Rate ▪ Global industrial production Net Sales Rate Rate Change growth of ~2.6% Assumption ▪ Global auto build growth of US$ per Euro ~27% 1.18 1.16 (1.8%) ~1.0% Chinese Yuan per ▪ Crude oil price and US$ ~11% 6.62 6.90 (4.1%) downstream feedstock Brazilian Real per declines expected to ease US$ ~3% 3.65 3.71 (1.5%) pricing in some supply categories US$ per British Pound ~2% 1.34 1.26 (5.6%) ▪ Certain categories including resins remain impacted by Mexican Peso per US$ ~2% 19.23 19.50 (1.4%) tight structural and also temporary supply dynamics Indian Rupee per US$ ~1% 68.41 72.00 (5.0%) ▪ US-China trade dispute Turkish Lira per impacting supply of key raw ~1% 4.84 6.30 (23.2%) material categories US$ Other ~53% N/A N/A (0.4%) PROPRIETARY 12

Adjusted EBITDA Reconciliation ($ in millions) FY 2018 FY 2017 Q4 2018 Q4 2017 Net Income (loss) $ 213 $ 48 $ 77 $ (56) Interest Expense, net 160 147 41 38 Provision for Income Taxes 54 142 6 120 Depreciation & Amortization 369 347 94 92 Reported EBITDA $ 796 $ 684 $ 218 $ 194 A Debt extinguishment and refinancing related costs 10 14 1 1 B Foreign exchange remeasurement (gains) losses 9 7 1 (1) C Long-term employee benefit plan adjustments (2) 1 (1) 1 D Termination benefits and other employee related costs 82 35 2 29 E Transition-related costs — 8 — 2 F Offering and transactional costs 1 18 — 12 G Stock-based compensation 37 39 10 8 H Other adjustments 5 3 4 — I Dividends in respect of noncontrolling interest (1) (3) — (1) J Deconsolidation and site closure related impacts — 79 — — Total Adjustments $ 141 $ 201 $ 17 $ 51 Adjusted EBITDA $ 937 $ 885 $ 235 $ 245 PROPRIETARY 13

Adjusted EBITDA Reconciliation (cont’d) A. During Q4 2018, FY 2018 and FY 2017 we refinanced our indebtedness, resulting in losses of $1 million, $10 million and $13.0 million, respectively. In addition, during Q3 2017 we prepaid outstanding principal on our term loans, resulting in non-cash extinguishment losses of $1 million. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. C. Eliminates the non-cash, non-service cost components of long-term employee benefit costs. D. Represents expenses and associated changes to estimates primarily related to employee termination benefits and other employee-related costs, which includes Axalta CEO recruitment fees. Employee termination benefits are associated with our Axalta Way initiatives. These amounts are not considered indicative of our ongoing operating performance. E. Represents integration costs and associated changes to estimates related to the 2017 acquisition of the Industrial Wood business that was a carve-out business from Valspar. These amounts are not considered indicative of our ongoing operating performance. F. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as $10 million of costs associated with contemplated merger activities during Q4 2017, all of which are not considered indicative of our ongoing operating performance. G. Represents non-cash costs associated with stock-based compensation. H. Represents certain non-operational or non-cash gains and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including pre-tax indemnity losses offsetting the tax benefits on cash refunds received in connection with the acquisition by Axalta of the DuPont Performance Coatings business, gains and losses from the sale and disposal of property, plant and equipment, gains and losses from the remaining foreign currency derivative instruments and from non-cash fair value inventory adjustments associated with our business combinations. I. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not 100% owned, which are reflected to show the cash operating performance of these entities on Axalta’s financial statements. J. During FY 2017, we recorded a loss in conjunction with the deconsolidation of our Venezuelan subsidiary of $71 million. Additionally, during FY 2017, we recorded non-cash impairment charges related to the closure and the sale of manufacturing facilities previously announced for closure of $8 million. We do not consider these to be indicative of our ongoing operating performance. PROPRIETARY 14

Adjusted Net Income (loss) Reconciliation ($ in millions) FY 2018 FY 2017 Q4 2018 Q4 2017 Net Income (loss) $ 213 $ 48 $ 77 $ (56) Less: Net income attributable to noncontrolling interests 6 11 1 6 Net income (loss) attributable to controlling interests $ 207 $ 37 $ 75 $ (62) A Debt extinguishment and refinancing related costs 10 14 1 1 B Foreign exchange remeasurement losses 9 7 1 (1) C Termination benefits and other employee related costs 82 35 2 29 D Transition-related costs — 8 — 2 E Offering and transactional costs 1 18 — 12 F Deconsolidation and site closure related impacts 10 85 6 1 G Other 4 4 4 — Total adjustments $ 116 $ 171 $ 13 $ 44 H Income tax provision impacts $ 13 $ (86) $ 8 $ (108) Adjusted net income $ 310 $ 294 $ 80 $ 90 PROPRIETARY 15

Adjusted Net Income (loss) Reconciliation (cont’d) A. During Q4 2018, FY 2018 and FY 2017 we refinanced our indebtedness, resulting in losses of $1 million, $10 million and $13.0 million, respectively. In addition, during Q3 2017 we prepaid outstanding principal on our term loans, resulting in non-cash extinguishment losses of $1 million.We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. C. Represents expenses and associated changes to estimates primarily related to employee termination benefits and other employee-related costs, which includes Axalta CEO recruitment fees. Employee termination benefits are associated with our Axalta Way initiatives. These amounts are not considered indicative of our ongoing operating performance. D. Represents integration costs and associated changes to estimates related to the 2017 acquisition of the Industrial Wood business that was a carve-out business from Valspar. We do not consider these items to be indicative of our ongoing operating performance. E. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as $10 million of costs associated with contemplated merger activities during Q4 2017, all of which are not considered indicative of our ongoing operating performance. F. During FY 2017, we recorded a loss in conjunction with the deconsolidation of our Venezuelan subsidiary of $71 million. In connection with the previously announced closures of certain manufacturing facilities, we recorded accelerated depreciation of $6 million, $10 million and $4 million for Q4 2018, FY 2018 and FY 2017, respectively. Additionally, during FY 2017, we recorded non-cash impairment charges related to abandoned in-process research and development assets and certain manufacturing facilities previously announced for closure of $1 million and $9 million, respectively. We do not consider these to be indicative of our ongoing operating performance. G. Represents costs for non-cash fair value inventory adjustments associated with our business combinations, as well as pre-tax indemnity losses offsetting the tax benefits on cash refunds received in connection with the acquisition by Axalta of the DuPont Performance Coatings business, which we do not consider indicative of our ongoing operations. H. The income tax impacts are determined using the applicable rates in the taxing jurisdictions in which expense or income occurred and includes both current and deferred income tax expense (benefit) based on the nature of the non-GAAP performance measure. The income tax impact includes the removal of discrete items for Q4 and FY 2018 and 2017 which were benefits of $10 million and $2 million, and expenses of $109 million and $109 million, respectively. Of the $2 million and $109 million of discrete income tax benefits and expenses removed for FY 2018 and 2017, $13 million and $113 million, respectively, are related to the impact of the U.S. Tax Cuts and Jobs Act legislation. PROPRIETARY 16

Free Cash Flow Reconciliation ($ in millions) FY 2018 FY 2017 Q4 2018 Q4 2017 Cash provided by operating activities $ 496 $ 540 $ 251 $ 234 Purchase of property, plant and equipment (143) (125) (34) (38) Interest proceeds on swaps designated as net investment hedges 9 — 4 — Free cash flow $ 362 $ 415 $ 220 $ 196 PROPRIETARY 17

Adjusted EBIT Reconciliation ($ in millions) FY 2018 Net income $ 213 Interest expense, net 160 Provision for income taxes 54 Reported EBIT $ 427 A Debt extinguishment and refinancing related costs 10 B Termination benefits and other employee related costs 82 C Offering and transactional costs 1 D Accelerated depreciation 10 E Indemnity losses 4 Adjusted EBIT $ 534 A. During the year ended December 31, 2018 we restructured and refinanced our indebtedness resulting in losses of $10 million. We do not consider these items to be indicative of our ongoing operating performance. B. Represents expenses and associated changes to estimates related to employee termination benefits and other employee-related costs, which includes Axalta CEO recruitment fees. Employee termination benefits are associated with Axalta Way initiatives. These amounts are not considered indicative of our ongoing operating performance. C. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, all of which are not considered indicative of our ongoing operating performance. D. Represents incremental depreciation expense resulting from truncated useful lives of the assets impacted by our manufacturing footprint assessments, which we do not consider indicative of our ongoing operating performance. E. Represents certain non-operational or non-cash gains and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including indemnity losses associated with the acquisition by Axalta of the DuPont Performance Coatings business. PROPRIETARY 18

Thank you Investor Relations Contact: Chris Mecray Christopher.Mecray@axalta.com 215-255-7970